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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D. C. 20549


                                      FORM 8-K


                                   CURRENT REPORT

      Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): September 25, 1998


                                  DAY RUNNER, INC.
               (Exact name of registrant as specified in its charter)


                                      DELAWARE
                   (State or other jurisdiction of incorporation)

                0-19835                                  95-3624280
       (Commission File Number)            (I.R.S. Employer Identification No.)


                                15295 Alton Parkway
                                  Irvine, CA 92618
                      (Address of principal executive offices)


          Registrant's telephone number, including area code: 714/680-3500

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ITEM 5.   OTHER EVENTS.

     On September 25, 1998, Day Runner, Inc. a Delaware corporation (the "Registrant") announced that it has reached agreement with the Board of Directors of Filofax on the terms of a recommended cash tender offer for Filofax. This follows Day Runner's announcement yesterday of a non-recommended cash tender offer for Filofax and subsequent discussions between the two companies.

     The recommended offer is for L2.10 (approximately US$3.53) per share for a total of approximately US$84,500,000. As stated in yesterday's announcement, the proposed acquisition will be funded by bank debt.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)  Exhibits
          -------------

             Item No.                        Exhibit Index
             --------                        -------------

               99.1 Press Release (US version) issued September 25, 1998 by the Registrant

               99.2 Press Release (UK version) issued September 25, 1998 by the Registrant


                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAY RUNNER, INC.



                              by:  /s/ JAMES E. FREEMAN, JR.
                                 --------------------------------------
                                   James E. Freeman, Jr.
                                   Chief Executive Officer

Dated:    September 25, 1998

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                                   EXHIBIT INDEX

Exhibit Number                      Description                        Page No.

99.1                 Press Release (US version) issued September
                      25, 1998 by he Registrant

99.2                 Press Release (UK version) issued September
                      25, 1998 by the Registrant